UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 22, 2003
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 4 Pages.
Exhibit Index Appears on Page 4

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits

99.1

Press release, issued on April 22, 2003, announcing first quarter 2003 results

99.2
Manuscript for conference call held on April 22, 2003, discussing first quarter 2003 results

ITEM 9. REGULATION FD DISCLOSURE (Information furnished in this Item 9 is furnished under Item 12. Results of Operations and Financial Condition)

On April 22, 2003, Chesapeake Corporation "Chesapeake" issued a press release announcing first quarter 2003 results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. On April 22, 2003, Chesapeake held a conference call with investors to discuss the first quarter 2003 results. The manuscript of this conference call, which is attached as Exhibit 99.2 to this report, is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: April 22, 2003	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Press release, issued on April 22, 2003, announcing first quarter 2003 results

99.2

Manuscript for conference call held on April 22, 2003, discussing first quarter 2003 results

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